[PIONEER LOGO]

Pioneer Independence Fund

[PHOTO]


Annual Report
December 31, 1999

--------------------------------------------------------------------------------
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Table of Contents

Letter from the Chairman                       1
Portfolio and Performance Update               2
Portfolio Management Discussion                3
Schedule of Investments                        5
Financial Statements                           8
Notes to Financial Statements                 12
Report of Independent Public Accountants      14

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------

Dear Shareowner,

In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings so that they too can have a share in these winners. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

How does an investor digest all of this information? We think it's best to take it with a grain of salt. No one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend is unlikely to help you reach your financial goals. We believe a well reasoned investment plan will.

As in any other year, the first few months of this year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution. The sooner you invest, the earlier you have the potential for your money to build toward your retirement.

I encourage you to read on to learn more about Pioneer Independence Fund. If you have questions, please contact your investment professional.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment portfolio)

[Tabular Representation of Pie Chart]

U.S. Common Stocks                                87%
Depositary Receipts for International Stocks      10%
International Common Stocks                        3%

[End of Tabular Representation of Pie Chart]


Sector Diversification
(As a percentage of equity holdings)

[Tabular Representation of Pie Chart]

Technology                                         21%
Consumer Staples                                   16%
Financial                                          12%
Healthcare                                         11%
Capital Goods                                      10%
Consumer Cyclicals                                  9%
Basic Materials                                     6%
Energy                                              5%
Communication Services                              5%
Other                                               5%

[End of Tabular Representation of Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

1. Oracle Corp.                2.87%
2. Power-One, Inc.             2.34
3. IBM Corp.                   2.30
4. Intel Corp.                 1.76
5. Norfolk Southern Corp.      1.75

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                         12/31/99         12/31/98
Net Asset Value per Share                $11.36           $9.63

Distributions per Share     Income       Short-Term       Long-Term
(12/31/98 - 12/31/99)       Dividends    Capital Gains    Capital Gains
                            $ 0.010      $0.427           $0.017

--------------------------------------------------------------------------------
Performance of a $10,000 Investment+

The following chart shows the value of an investment made in Pioneer Independence Fund, compared to the growth of the Russell 1000 Index.

[Tabular Representation of Line Chart]

            Pioneer      Russell
          Independence     1000
             Fund*        Index
3/98        10,000       10,000
            10,249       10,103
            10,000        9,885
 6/98        9,900       10,251
             9,202       10,128
             7,836        8,613
 9/98        8,126        9,193
             8,853        9,919
             9,182       10,533
12/98        9,693       11,204
             9,824       11,604
             9,552       11,237
 3/99       10,015       11,667
            10,599       12,155
            10,659       11,892
 6/99       11,112       12,498
            10,951       12,117
            10,720       12,003
 9/99       10,327       11,673
            10,861       12,458
            11,250       12,778
12/99       11,946       13,548

[End of Tabular Representation of Line Chart]

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[Sidebar]

Average Annual Total Returns
(As of December 31, 1999)
--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Fund   10.38%
(3/16/98)
1 Year         22.88%

Returns assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges can amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

[End Sidebar]

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Pioneer Independence Fund's fiscal year ended on December 31, 1999. Theresa A. Hamacher, Pioneer's Chief Investment Officer is responsible for day-to-day management of the Fund. Ms. Hamacher co-manages the Fund, along with David D. Tripple, President of Pioneer Investment Management. In the following comments, she reviews last year's investment environment and the factors that affected the Fund's performance during the year.

Q: Except for a period around mid-year, large-capitalization and technology stocks dominated market performance in 1999. Was that a positive or negative factor for the Fund?

A: Fewer technology stocks were represented in the Fund's portfolio than in its benchmark index, the Russell 1000. This comparative under-representation hurt results.

   The overwhelming emphasis on growth via technology helped the Fund's performance from one point of view and hindered it from another. Because their valuations had become so extreme, and because our discipline makes us wary of high valuations, we avoided many of the stocks that drove results in the popular market averages.

   But the technology boom also brought opportunities for the Fund to participate in certain Initial Public Offerings (IPOs). Enthusiasm for technology-related IPOs quickly raised the prices of some of our selections to levels that met our valuation targets; we took advantage of this rapid appreciation to realize profits. IPO investments do, however, entail risk, and there is no assurance that these investments will continue to be significant contributors to the Fund's performance.

Q: Taking all this into account, how did the Fund perform?

A: The Fund turned in strong results last year, returning 22.88%, at net asset value. Thus, we outperformed our benchmark - the Russell 1000 Index - which returned 20.91% for the period. The Russell 1000 Index measures the performance of the 1,000 largest stocks in the U.S. market. It is a broader measure of performance than the Standard & Poor's 500 Stock Index, which returned 20.99% in 1999.

Q: In a growth-focused market you continue to hold many value stocks. Why?

   The Fund generally holds both growth and value stocks. Right now we are finding value stocks particularly attractive. Also, we hold stocks that have been chosen by other Pioneer managers for the portfolios that they manage. Pioneer's history is based on more than 70 years of successful value investing, so it's only natural that many of these stocks fall into the value category. But our approach is very flexible: We can tilt toward value or toward growth as conditions warrant, invest domestically or internationally, and pursue opportunities among small, medium or large-capitalization stocks.

Q: Other than the IPOs you mentioned, what holdings helped the Fund last year?

   We capitalized on the growth of the internet through established, profitable companies. An example is Oracle which has prospered by creating sophisticated database management tools that enable e-businesses to target customers and market their goods and services more effectively. In addition, radio company Infinity Broadcasting benefited from increased on-air advertising by internet merchants.

   In another example, demand has increased for upgraded telecommunications infrastructure capable of handling the explosive growth in internet traffic. Vitesse Semiconductor, a leading manufacturer of high-performance communications systems, was a strong performer that the Fund owned for most of the year.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

     Our energy holdings contributed strongly in the first half of the year. Later, we took advantage of higher prices to pare back energy stocks and expand exposure to the healthcare sector, an area we feel is undervalued despite good long-term prospects. Qiagen which offers kits for DNA testing, performed well. Among nonferrous metals, Alcoa, which represents a dramatic "value" turnaround, has been a particularly successful holding.

     Internationally, Siemens was a successful restructuring story in Germany, and Canon, a Japanese maker of photo and office products, performed well.

Q:   Were there areas where results were disappointing?

     Yes. Mattel, Hershey Foods and consumer stocks in general failed to meet our expectations. Results were also unsatisfactory among retailers, including Dollar General and Federated Department Stores. And financial issues of all kinds succumbed to the pressure of higher interest rates.

Q: What changes do you expect for 2000 and how will your outlook affect the Fund's positioning?

     A gearing back of the U.S. economy seems likely and we have structured the portfolio accordingly. The Federal Reserve is determined to contain inflation, and interest rate hikes are its principal tool. Rising rates tend to squeeze corporate profits and slow economic growth.

     To meet that challenge we are investing in world economies that we believe should outperform the U.S. in the months ahead. We anticipate continued growth in Europe as well as in emerging markets that are rebounding from earlier slumps. Of course, international investing may involve special risks, including differences in accounting and currency, as well as economic and political instability. As we entered 2000, the Fund's non-U.S. holdings made up 13% of the portfolio. For the same reasons, we favor U.S. firms that can benefit from emerging market growth, especially multinational consumer goods companies.

     We continue to pursue a balanced approach. At year-end the portfolio was modestly biased toward value because value stocks historically have performed better than growth stocks in a climate of rising interest rates.

Q:   Are there any other thoughts you would like to offer to shareowners?

     Because they invest through Pioneer Independence Plans, shareowners accumulate assets systematically and enjoy the benefits of Dollar Cost Averaging - investing equal amounts at regular intervals. This approach cannot ensure a profit or protect against a loss, but it has some very important advantages. For shareowners, it keeps the average cost of shares down and takes the emotion out of investing; for investment managers, it ensures a relatively dependable flow of cash into the Fund. This cash flow, we feel, is a useful tool in pursuing our long-term investment strategy. Of course, plan owners should consider their ability to continue investing during periods of falling prices or difficult economic conditions.

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

        Shares                                                      Value
                    COMMON STOCKS - 100%
                    Basic Materials - 6.1%
                    Aluminum - 1.3%
        1,750       Alcoa, Inc.                               $   145,250
                                                              -----------
                    Chemicals - 1.3%
        1,400       Eastman Chemical Co.                      $    66,762
        2,200       Rohm and Haas Co.                              89,512
                                                              -----------
                                                              $   156,274
                                                              -----------
                    Chemicals (Specialty) - 0.7%
        4,200       Millennium Chemicals Inc.                 $    82,950
                                                              -----------
                    Metals Mining - 1.5%
        8,400       Freeport-McMoRan Copper and
                    Gold Inc.                                 $   177,450
                                                              -----------
                    Paper & Forest Products - 1.3%
        2,800       Bowater Inc.                              $   152,075
                                                              -----------
                    Total Basic Materials                     $   713,999
                                                              -----------
                    Capital Goods - 10.0%
                    Electrical Equipment - 5.5%
        6,700       American Power Conversion Corp.*          $   176,712
        6,000       Power-One, Inc.*                              274,875
        2,300       SCI Systems, Inc.*                            189,031
                                                              -----------
                                                              $   640,618
                                                              -----------
                    Machinery (Diversified) - 1.5%
        4,000       Deere Co.                                 $   173,500
                                                              -----------
                    Manufacturing (Specialized) - 1.3%
        3,000       Sealed Air Corp.*                         $   155,437
                                                              -----------
                    Office Equipment & Supplies - 1.7%
        5,000       Canon Inc. (A.D.R.)                       $   202,812
                                                              -----------
                    Total Capital Goods                       $ 1,172,367
                                                              -----------
                    Communication Services - 5.1%
                    Telephone - 5.1%
        2,300       Bell Atlantic Corp.                       $   141,594
          800       British Telecom Plc (A.D.R.)*                 190,400
        4,000       Global Telesystems Group, Inc.                138,500
        2,700       SBC Communications, Inc.                      131,625
                                                              -----------
                    Total Communication Services              $   602,119
                                                              -----------
                    Consumer Cyclicals - 9.1%
                    Automobiles - 1.2%
        1,900       General Motors Corp.                      $   138,106
                                                              -----------
                    Auto Parts & Equipment - 1.1%
        8,500       Delphi Automotive Systems Corp.*          $   133,875
                                                              -----------
                    Leisure Time (Products) - 1.0%
        9,000       Mattel, Inc.                              $   118,125
                                                              -----------
                    Publishers - 1.2%
        2,000       Dow Jones & Co.                           $   136,000
                                                              -----------

      Shares                                                        Value
                    Publishing - 1.3%
        2,400       McGraw-Hill Co., Inc.                     $   147,900
                                                              -----------
                    Retail (Department Stores) - 1.0%
        2,400       Federated Department Stores*              $   121,350
                                                              -----------
                    Retail (Discounters) - 1.2%
        6,000       Dollar General Corp.                      $   136,500
                                                              -----------
                    Services (Commercial & Consumer) - 1.1%
        7,500       Vivendi (A.D.R.)                          $   135,000
                                                              -----------
                    Total Consumer Cyclicals                  $ 1,066,856
                                                              -----------
                    Consumer Staples - 16.0%
                    Beverages (Non-Alcoholic) - 1.2%
        2,500       The Coca Cola Co.                         $   145,625
                                                              -----------
                    Broadcasting
                    ( Television/Radio/Cable) - 2.4%
        3,500       Infinity Broadcasting Corp.*              $   126,656
        2,000       MediaOne Group, Inc.*                         153,625
                                                              -----------
                                                              $   280,281
                                                              -----------
                    Foods - 4.8%
        3,000       Bestfoods                                 $   157,687
        7,000       Celestial Seasonings, Inc.*                   130,266
        3,500       H. J. Heinz Co.                               139,344
        2,900       Hershey Foods Corp.                           137,750
                                                              -----------
                                                              $   565,047
                                                              -----------
                    Personal Care - 1.4%
        4,000       The Gillette Co.                          $   164,750
                                                              -----------
                    Restaurants - 2.1%
       11,000       Luby's Cafeterias Inc.                    $   125,125
        3,000       McDonald's Corp.                              120,937
                                                              -----------
                                                              $   246,062
                                                              -----------
                    Retail Stores (Drug Stores) - 1.3%
        5,000       Walgreen Co.                              $   146,250
                                                              -----------
                    Retail Stores (Food Chains) - 1.2%
        7,200       Kroger Co.*                               $   135,900
                                                              -----------
                    Services (Employment) - 0.7%
        7,000       Servicemaster Co.                         $    86,187
                                                              -----------
                    Specialty Printing - 0.9%
        6,000       John H. Harland Co.                       $   109,875
                                                              -----------
                    Total Consumer Staples                    $ 1,879,977
                                                              -----------
                    Energy - 5.2%
                    Oil (Domestic Integrated) - 2.6%
        6,000       Conoco Inc.                               $   148,500
        3,000       Shell Transportation and Trading Co.
                    (                      A.D.R.)                147,750
                                                              -----------
                                                              $   296,250
                                                              -----------
                    Oil (Drilling & Equipment) - 1.1%
       10,000       R&B Falcon Corp.*                         $   132,500
                                                              -----------

The accompanying notes are an integral part of these financial statements.    5

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99                                    (continued)
--------------------------------------------------------------------------------


    Shares                                              Value
            Oil & Gas (Production/Exploration) - 1.5%
    5,200   Anadarko Petroleum Corp.               $  177,450
                                                   ----------
            Total Energy                           $  606,200
                                                   ----------
            Financial - 11.9%
            Banks (Money Centers) - 0.6%
    1,300   Bank of America Corp.                  $   65,244
                                                   ----------
            Banks (Regional) - 3.1%
    6,500   North Fork Bancorporation, Inc.        $  113,750
    4,000   TCF Financial Corp.                        99,500
    2,600   Zions Bancorporation Inc.                 153,887
                                                   ----------
                                                   $  367,137
                                                   ----------
            Financial Diversified - 0.8%
    6,000   Trizec Hahn Corp.                      $  101,250
                                                   ----------
            Insurance (Life/Health) - 0.5%
    3,000   Conseco Inc.                           $   53,625
                                                   ----------
            Insurance (Multi-Line) - 2.9%
    1,125   American International Group, Inc.     $  121,641
    1,700   Axa (A.D.R.)                              120,700
    3,500   Nationwide Financial Services Inc.         97,781
                                                   ----------
                                                   $  340,122
                                                   ----------
            Insurance (Property/Casualty) - 3.0%
    7,000   ACE Ltd.                               $  116,813
       60   Berkshire Hathaway, Inc. (Class B)*       109,800
    1,700   Progressive Corp.                         124,313
                                                   ----------
                                                   $  350,926
                                                   ----------
            Savings & Loan Companies - 1.0%
    4,300   Washington Mutual Inc.                 $  111,800
                                                   ----------
            Total Financial                        $1,390,104
                                                   ----------
            Healthcare - 10.8%
            Biotechnology - 1.5%
    3,000   Amgen Inc.*                            $  180,188
                                                   ----------
            Healthcare (Diversified) - 2.1%
    3,000   American Home Products Corp.           $  118,313
    4,600   Elan Plc (A.D.R.)*                        135,700
                                                   ----------
                                                   $  254,013
                                                   ----------
            Healthcare (Drugs/Major
            Pharmaceuticals) - 3.2%
    1,950   Adventis (A.D.R.)                      $  110,906
    2,200   Eli Lilly and Co.                         146,300
    2,600   Pharmacia and Upjohn Inc.                 117,000
                                                   ----------
                                                   $  374,206
                                                   ----------
            Healthcare (Managed Care) - 1.9%
   11,000   Humana Inc.*                           $   90,063
    2,000   Wellpoint Health Networks, Inc.*          131,875
                                                   ----------
                                                   $  221,938
                                                   ----------

   Shares                                               Value
            Healthcare (Medical
            Products/Supplies) - 2.1%
    5,500   Boston Scientific Corp.                $  120,313
    1,600   Qiagen NV*                                120,800
                                                   ----------
                                                   $  241,113
                                                   ----------
            Total Healthcare                       $1,271,458
                                                   ----------
            Technology - 20.7%
            Computers (Hardware) - 5.4%
    6,000   Compaq Computer Corp.                  $  162,375
    1,700   Hewlett-Packard Co.                       193,694
    2,500   IBM Corp.                                 270,000
                                                   ----------
                                                   $  626,069
                                                   ----------
            Computers (Peripherals) - 1.1%
    8,500   Quantum Corp.                          $  128,563
                                                   ----------
            Computers (Software & Services) - 4.0%
    2,000   Adobe Systems, Inc.                    $  134,500
    3,000   Oracle Corp.*                             336,188
                                                   ----------
                                                   $  470,688
                                                   ----------
            Electronics (Component
            Distributors) - 1.5%
    1,400   Siemens AG (A.D.R.)                    $  178,500
                                                   ----------
            Electronics (Defense) - 2.0%
    1,700   General Motors Corp. (Class H)         $  163,200
    2,500   Raytheon Co.                               66,406
                                                   ----------
                                                   $  229,606
                                                   ----------
            Electronics (Semiconductors) - 2.9%
    2,500   Intel Corp.                            $  205,781
    1,400   Texas Instruments Inc.                    135,625
                                                   ----------
                                                   $  341,406
                                                   ----------
            Equipment (Semiconductors) - 2.8%
    3,000   Teradyne Inc.*                         $  198,000
    2,800   Veeco Instruments Inc.*                   131,075
                                                   ----------
                                                   $  329,075
                                                   ----------
            Photography/Imaging - 1.0%
    1,800   Eastman Kodak Co.                      $  119,250
                                                   ----------
            Total Technology                       $2,423,157
                                                   ----------
            Transportation - 3.3%
            Airlines - 1.0%
      800   AMR Corp.*                             $   53,600
    4,000   Southwest Airlines Co.                     64,750
                                                   ----------
                                                   $  118,350
                                                   ----------
            Railroads - 1.8%
   10,000   Norfolk Southern Corp.                 $  205,000
                                                   ----------
            Truckers - 0.5%
      900   United Parcel Service Inc.             $   62,100
                                                   ----------
            Total Transportation                   $  385,450
                                                   ----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                                Value
                   Utilities - 1.8%
                   Electric Companies - 0.9%
 2,700             Dominion Resources Inc.                      $   105,975
                                                                -----------
                   Natural Gas - 0.9%
 3,500             Williams Companies, Inc.                     $   106,969
                                                                -----------
                   Total Utilities                              $   212,944
                                                                -----------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $10,641,721) (a) (b)                   $11,724,631
                                                                ===========
*Non-income producing security.
(a) At December 31, 1999, the net unrealized gain on
    investments based on cost for federal income tax
    purposes of $10,648,503 was as follows:
    Aggregate gross unrealized gain for all investments
    in which there is an excess of value over cost              $ 1,846,704
    Aggregate gross unrealized gain for all investments
    in hich there is an excess of tax cost over value              (770,576)
                                                                -----------
Net unrealized gain                                             $ 1,076,128
                                                                ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999 aggregated $13,986,109 and $7,142,722, respectively.

The accompanying notes are an integral part of these financial statements.   7

Pioneer Independence Fund

-------------------------------------------------------------------------------
BALANCE SHEET 12/31/99
-------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $10,641,721)            $ 11,724,631
 Cash                                                                  267,231
 Receivables -
  Fund shares sold                                                      17,833
  Dividends and interest                                                13,925
 Due from Pioneer Investment Management, Inc.                           90,283
 Organizational costs - net                                             32,079
 Other                                                                   3,950
                                                                  ------------
   Total assets                                                   $ 12,149,932
                                                                  ------------
LIABILITIES:
  Due to affiliates                                               $     55,713
  Accrued expenses                                                      75,902
                                                                  ------------
   Total liabilities                                              $    131,615
                                                                  ------------
NET ASSETS:
 Paid-in capital                                                  $ 10,608,053
 Accumulated net investment loss                                         3,395
 Accumulated undistributed net realized gain on investments            323,959
 Net unrealized gain on investments                                  1,082,910
                                                                  ------------
   Total net assets                                               $ 12,018,317
                                                                  ============
NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
  Based on $12,018,317/1,058,000 shares                           $      11.36
                                                                  ============

8    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/99

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,453)                 $101,097
 Interest                                                               3,878
                                                                     --------
   Total investment income                                                            $104,975
                                                                                      --------
EXPENSES:
 Management fees                                                     $ 53,227
 Transfer agent fees                                                  211,107
 Distribution fees                                                      1,278
 Administrative fees                                                   31,652
 Custodian fees                                                        20,741
 Registration fees                                                     40,715
 Professional fees                                                     14,877
 Printing                                                              14,452
 Fees and expenses of nonaffiliated trustees                           22,983
 Organizational costs                                                  16,144
 Other                                                                  6,666
                                                                     --------
   Total expenses                                                                   $  433,842
   Less management fees waived and expenses reimbursed by
     Pioneer Investment Management, Inc.                                              (321,176)
   Less fees paid indirectly                                                             (6,212)
                                                                                     ----------
   Net expenses                                                                      $  106,454
                                                                                     ----------
    Net investment loss                                                              $   (1,479)
                                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                    $  788,350
 Change in net unrealized gain on investments                                           850,390
                                                                                     ----------
  Net gain on investments                                                            $1,638,740
                                                                                     ----------
  Net increase in net assets resulting from operations                               $1,637,261
                                                                                     ==========

The accompanying notes are an integral part of these financial statements.   9

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 12/31/99 and the Period Ended 12/31/98

                                                                                  Year           3/16/98
                                                                                 Ended            to
                                                                               12/31/99        12/31/98
FROM OPERATIONS:
Net investment loss                                                             $   (1,479)     $  (1,317)
Net realized gain (loss) on investments                                            788,350        (49,000)
Change in net unrealized gain on investments                                       850,390        232,520
                                                                                ----------      ---------
  Net increase in net assets resulting from operations                          $1,637,261      $ 182,203
                                                                                ----------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ($0.01 and $0.09 per share, respectively)                 $  (11,270)     $ (29,968)
Net realized gain ($0.44 and $0.00 per share, respectively)                       (415,418)             -
                                                                                ----------      ---------
  Total distributions to shareholders                                           $ (426,688)     $ (29,968)
                                                                                ----------      ---------

                                                                                   '99             '98
                                                                                  Shares         Shares
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  787,365        366,217
Reinvestment of distributions                                                      37,959          2,994
Cost of shares repurchased                                                       (113,751)       (32,784)
                                                                                 --------        -------
  Net increase in net assets resulting from fund share transactions               711,573        336,427
                                                                                 ========        =======
Net increase in net assets
NET ASSETS:
Beginning of period
End of period (including accumulated undistributed net investment income of
 $3,395 and $0, respectively)

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $ 8,236,803    $3,350,061
Reinvestment of distributions                                                      414,702        27,752
Cost of shares repurchased                                                      (1,178,967)     (294,842)
                                                                               -----------    ----------
  Net increase in net assets resulting from fund share transactions            $ 7,472,538    $3,082,971
                                                                               -----------    ----------
Net increase in net assets                                                     $ 8,683,111    $3,235,206
NET ASSETS:
Beginning of period                                                              3,335,206       100,000
                                                                               -----------    ----------
End of period (including accumulated undistributed net investment income of
 $3,395 and $0, respectively)                                                  $12,018,317    $3,335,206
                                                                               ===========    ==========

10   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 Year          3/16/98
                                                                                                 Ended            to
                                                                                               12/31/99       12/31/98(a)
Net asset value, beginning of period                                                           $  9.63         $ 10.00
                                                                                               -------         -------
Net increase (decrease) from investment operations:
 Net investment loss                                                                           $ (0.01)        $ (0.01)
 Net realized and unrealized gain (loss) on investments                                           2.19           (0.27)
                                                                                               -------         -------
  Net increase (decrease) from investment operations                                           $  2.18         $ (0.28)
Distributions to shareholders:
 Net investment income                                                                           (0.01)          (0.09)
 Net realized gain                                                                               (0.44)             --
                                                                                               -------         -------
Net increase (decrease) in net asset value                                                     $  1.73         $ (0.37)
                                                                                               -------         -------
Net asset value, end of period                                                                 $ 11.36         $  9.63
                                                                                               =======         =======
Total return*                                                                                    22.88%          (2.78)%
Ratio of net expenses to average net assets+                                                      1.58%           1.68%**
Ratio of net investment loss to average net assets+                                              (0.11)%         (0.30)%**
Portfolio turnover rate                                                                            106%            118%**
Net assets, end of period (in thousands)                                                       $12,018         $ 3,335
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                     6.18%          17.26%**
 Net investment loss                                                                             (4.71)%        (15.88)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                                                     1.50%           1.50%**
 Net investment loss                                                                             (0.03)%         (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Independence Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1999, the Fund reclassified $16,144 and $27 from paid-in capital to accumulated net investment loss and accumulated undistributed net realized gain on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $22,834 as a capital gain dividends for the purposes of the dividend paid deduction.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI).

D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

Pioneer Independence Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets. PIM's agreement is temporary and voluntary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. Transfer Agent

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $55,186 in transfer agent fees payable to PSC at December 31, 1999.

4. Distribution Plan

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to shares that have been outstanding for more than twelve months in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $527 in distribution fees payable to PFD at December 31, 1999.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $6,212 under such arrangements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Independence Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 4, 2000

14
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

[Pioneer Logo]   PIONEER INDEPENDENCE FUND

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Distributor
Pioneer Funds Distributor, Inc.

Independent Public Accountants
Arthur Andersen LLP

Legal Counsel
Hale and Dorr LLP

Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                   7323-00-0200

                                             [c] Pioneer Funds Distributor, Inc.